EXHIBIT 99.1

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Capitalized terms used but not defined in this Exhibit 99.1 shall have the meanings ascribed to them in the Current Report on Form 8-K (the “Form 8-K”)filed with the Securities and Exchange Commission (the “SEC”) on October 31, 2022 and, if not defined in the Form 8-K, then in the final prospectus and definitive proxy statement, filed by Mana Capital Acquisition Corp. with the Securities and Exchange Commission (the “SEC”) on October 7, 2022 (the “Proxy Statement/Prospectus”).

Unless the context otherwise requires, all references to (i) the “Combined Company” refer to the entity formerly known as Mana Capital Acquisition Corp., which is now named Cardio Diagnostics Holdings, Inc. after giving effect to the Business Combination; (ii) “Legacy Cardio” refers to the entity formerly known as Cardio Diagnostics, Inc., which is now named Cardio Diagnostics Holdings, Inc. after giving effect to the Business Combination; and (iii) “Mana” refers to Mana Capital Acquisition Corp. prior to giving effect to the Business Combination.

The Combined Company is providing the following unaudited pro forma condensed combined financial information to aid in the analysis of the financial aspects of the Merger and other events contemplated by the Business Combination Agreement. The following unaudited pro forma condensed combined financial information presents the combination of the financial information of Mana and Legacy Cardio, adjusted to give effect to the Merger. The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses” (“Article 11 of Regulation S-X”).

The unaudited pro forma condensed combined financial statements give effect to the Merger and other events contemplated by the Business Combination Agreement as described in this Form 8-K. The unaudited pro forma condensed combined balance sheet as of June 30, 2022 combines the historical unaudited condensed balance sheet of Legacy Cardio with the historical unaudited condensed balance sheet of Mana on a pro forma basis as if the Merger and the other events contemplated by the Business Combination Agreement, summarized below, had been consummated on June 30, 2022. The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2022 combines the historical unaudited condensed statement of operations of Legacy Cardio for the six months ended June 30, 2022 and the historical unaudited condensed statement of operations of Mana for the six months ended June 30, 2022, giving effect to the transaction as if the Merger and other events contemplated by the Business Combination Agreement had been consummated on January 1, 2021. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2021 combines the historical audited statement of operations of Mana for the year ended December 31, 2021, with the historical audited statement of operations of Legacy Cardio for the year ended December 31, 2021, giving effect to the transaction as if the Merger and other events contemplated by the Business Combination Agreement had been consummated on January 1, 2021.

The unaudited pro forma condensed combined financial statements have been prepared for informational purposes only and are not necessarily indicative of what the Combined Company’s condensed financial position or results of operations actually would have been had the Business Combination been consummated prior to June 30, 2022, nor are they necessarily indicative of future results of operations. In addition, the unaudited pro forma condensed combined financial statements do not purport to project the future financial position or operating results of the Combined Company.

The unaudited pro forma condensed combined financial information was derived from and should be read in conjunction with the following historical financial statements and the accompanying notes:

•	audited historical financial statements of Mana for the year ended December 31, 2021 included in the Proxy Statement/Prospectus and incorporated by reference;
•	unaudited historical condensed financial statements of Mana as of and for the six months ended June 30, 2022 included in the Proxy Statement/Prospectus and incorporated by reference;

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•	audited historical financial statements of Legacy Cardio for the year ended December 31, 2021 included in the Proxy Statement/Prospectus and incorporated by reference;
•	unaudited historical condensed financial statements of Legacy Cardio as of and for the six months ended June 30, 2022 included in the Proxy Statement/Prospectus and incorporated by reference; and
•	other information relating to Mana and Cardio included in the Proxy Statement/Prospectus and incorporated by reference, including the Business Combination Agreement and the description of certain terms thereof and the financial and operational condition of Mana and Cardio (see “Proposal No. 1—The Business Combination Agreement,” “Mana Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Cardio Management’s Discussion and Analysis of Financial Condition and Results of Operations”).

Description of the Merger

Pursuant to the Business Combination Agreement, Merger Sub merged with and into Legacy Cardio, with Legacy Cardio surviving the Merger and thereby becoming a wholly owned subsidiary of Mana. In connection with the Merger, Mana was renamed as “Cardio Diagnostics Holdings, Inc.” (hereafter referred to as Cardio). The Merger consideration paid to the Legacy Cardio equity holders at the Closing pursuant to the Business Combination Agreement was deemed to have a value of approximately $108.4 million, assuming a deemed value of $10.00 per Mana common share. Upon the consummation of the Merger, each share of Legacy Cardio capital stock was converted into the right to receive shares of Combined Company common stock.

Pursuant to the Business Combination Agreement the Company issued the following securities:

•	holders of conversion rights issued as a component of units in Mana’s initial public offering (the “Public Rights”) were issued an aggregate of 928,571 shares of the Company’s common stock, $0.00001 par value (“Common Stock”);
•	holders of existing shares of common stock of Legacy Cardio and the holder of equity rights of Legacy Cardio (together, the “Legacy Cardio Stockholders”) received an aggregate of 6,883,306 shares of the Company’s Common Stock, calculated based on the exchange ratio of 3.427259 pursuant to the Merger Agreement (the “Exchange Ratio”) for each share of Legacy Cardio Common Stock held or, in the case of the equity rights holder, that number of shares of the Company’s Common Stock equal to 1% of the Aggregate Closing Merger Consideration, as defined in the Merger Agreement;
•	the Legacy Cardio Stockholders received, in addition, an aggregate of 43,334 shares of the Company’s Common Stock (“Conversion Shares”) upon conversion of an aggregate of $433,334 in principal amount of promissory notes issued by Mana to Legacy Cardio in connection with its loan of such amount in order to extend Mana’s duration through October 26, 2022 (the “Extension Notes”), which Conversion Shares were distributed to the Legacy Cardio Stockholders in proportion to their respective interest in Legacy Cardio;
•	each Legacy Cardio option that was outstanding immediately prior to the effective time of the Merger (the “Effective Time”), each of which was unvested prior to the Closing (the “Legacy Cardio Stock Options”), was assumed by the Company and converted into an option to purchase that number of shares of the Company’s Common Stock calculated based on the Exchange Ratio; accordingly, holders of Legacy Cardio Options received options to acquire 1,759,600 shares of the Company’s Common Stock, all of which vested and became immediately exercisable upon Closing; and
•	each Legacy Cardio warrant that was outstanding immediately prior to the Effective Time (the “Legacy Cardio Warrants”) was assumed by the Company and converted into a warrant to purchase that number of shares of the Company’s Common Stock calculated based on the Exchange Ratio; accordingly, holders of Legacy Cardio Warrants received warrants to acquire 2,204,627 shares of the Company’s Common Stock pursuant to the Exchange Ratio.

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Following the Merger, 2,588,119 shares of Combined Company common stock held by Mana stockholders prior to the Closing remain issued and outstanding, including 1,625,000 shares of Combined Company held by the Sponsor.

The following transactions constituting the Merger took place as contemplated by the Business Combination Agreement:

•	the Merger of Merger Sub, the wholly owned subsidiary of Mana, with and into Legacy Cardio, with Legacy Cardio as the surviving company;
•	the cancellation of each issued and outstanding share of Legacy Cardio’s capital stock and the conversion into the right to receive a number of shares of Combined Company common stock based on the Exchange Ratio;
•	the exchange of outstanding Legacy Cardio Warrants into warrants exercisable for shares of Combined Company common stock with the same terms except for the number of shares exercisable and the exercise price, each of which was adjusted using the Exchange Ratio; and
•	the exchange of all outstanding Legacy Cardio Options (whether vested or unvested) into Combined Company Options exercisable for shares of Combined Company common stock with the same terms except for the number of shares exercisable and the exercise price, each of which was adjusted using the Exchange Ratio; all such options became immediately exercisable.

Other Related Events in Connection with the Merger

In connection with the Mana stockholder vote on the Business Combination, Mana stockholders redeemed an aggregate of 6,465,452 shares of Common Stock for total redemption consideration of $65,310,892 which amount was paid out of the Investment Management Trust established in connection with Mana’s initial public offering in November 2021 (the “Trust Account”). At the Closing of the Business Combination, all outstanding Public Rights automatically converted into one-seventh of a share of Common Stock, or 928,571 shares of Common Stock. The separate trading of Units and Public Rights of Mana was terminated upon the closing of the Business Combination. The information set forth under the heading “Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters – Market Information and Holders” and under Item 3.01 (Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing) of this Current Report on Form 8-K are incorporated herein by reference.

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Other related events that are contemplated to take place in connection with the Merger are summarized below:

•	Mana Stockholder Redemptions: On October 25, 2022, Mana held a special meeting of its stockholders to approve the Business Combination. In connection with the Special Meeting and the Business Combination, the holders of 6,465,452 shares of Mana common stock exercised their right to redeem their shares for cash at a redemption price of approximately $10.10 per share, for an aggregate redemption amount of $65,310,892. These redemptions have been reflected below.
•	Extension Notes: In August and September 2022, Mana issued to Legacy Cardio non-interest bearing promissory notes aggregating $433,334 in connection with Legacy Cardio’s loans of such amount ($216,667 in each month) in order to extend Mana’s corporate existence through October 26, 2022 (the “Extension Notes”). The Extension Notes were converted into a total of 43,334 shares of the Combined Company based on a conversion rate of $10 per share (the “Conversion Shares) which Conversion Shares were distributed to the Legacy Cardio Stockholders in proportion to their respective interest in Legacy Cardio.
•	Mana Conversion Rights: At the Closing of the Business Combination, all outstanding Public Rights that were issued as a component of the units sold in Mana’s initial public offering automatically converted into one-seventh of a share of Common Stock, or 928,571 shares of Common Stock. The Public Rights ceased trading upon Closing and were delisted from Nasdaq as of October 26, 2022.

Basis of Pro Forma Presentation

The unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X. The adjustments in the unaudited pro forma condensed combined financial information have been identified and presented to provide relevant information necessary for an illustrative understanding of Combined Company upon consummation of the Merger in accordance with GAAP. Assumptions and estimates underlying the unaudited pro forma adjustments set forth in the unaudited pro forma condensed combined financial information are described in the accompanying notes.

The unaudited pro forma condensed combined financial information has been presented for illustrative purposes only and is not necessarily indicative of the operating results and financial position that would have been achieved had the Merger occurred on the dates indicated. Any net cash proceeds remaining after the consummation of the Merger and the other related events contemplated by the Business Combination Agreement are expected to be used for general corporate purposes. The unaudited pro forma condensed combined financial information does not purport to project the future operating results or financial position of Combined Company following the completion of the Merger. The unaudited pro forma adjustments represent management’s estimates based on information available as of the date of these unaudited pro forma condensed combined financial information and are subject to change as additional information becomes available and analyses are performed. MANA and Legacy Cardio did not have any historical relationship prior to the discussion of the Merger. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

Pursuant to its certificate of incorporation and as contemplated by the Business Combination Agreement, MANA provided the holders of MANA Common Stock the opportunity to redeem the outstanding shares of MANA Common Stock for cash equal to their pro rata share of the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the transactions (including interest earned on the funds held in the Trust Account, net of taxes). The per share redemption amount was approximately $10.10 in the Closing Redemption.

The following table presents the selected pro forma information after giving effect to the Merger and other events contemplated by the Business Combination Agreement and the Closing Redemption. This scenario includes the Closing Redemption, following which 2,588,119 shares of MANA Common Stock remain outstanding after the completion of the Merger.

The following summarizes the pro forma fully-diluted shares of the Combined Company common stock issued and outstanding immediately after the Merger:

	Fully-Diluted Shares	%
MANA Public Stockholders (1)	34,548	0.26%
Sponsor (2)	1,625,000	12.09%
MANA Conversion rights holders (3)	928,571	6.91%
Legacy Cardio equity holders (4)	10,847,531	80.74%
Combined Company common stock at Merger Closing (fully diluted)	13,435,650	100.0%

(1)	Amount reflects the Closing Redemption. Amount excludes 5,750,000 outstanding Public Warrants issued in connection with the MANA IPO.
(2)	The Sponsor holds 1,625,000 shares of MANA Common Stock, comprised of Founder Shares. This amount excludes Private Warrants.
(3)	At the Closing of the Business Combination, all outstanding Public Rights that were issued as a component of the units sold in Mana’s initial public offering automatically converted into one-seventh of a share of Common Stock, or 928,571 shares of Common Stock. The Public Rights ceased trading upon Closing and were delisted from Nasdaq as of October 26, 2022.
(4)	Amount excludes Combined Company options and warrants exercisable for 1,759,640 and 2,204,627 shares of Combined Company common stock, respectively, that were issued on conversion of equivalent Legacy Cardio Options and Legacy Cardio Warrants with the same terms and conditions, except for adjustment for the Exchange Ratio.

Expected Accounting Treatment for the Merger

The Merger is accounted for as a reverse recapitalization in accordance with GAAP because Legacy Cardio has been determined to be the accounting acquirer. Under this method of accounting, MANA, which is the legal acquirer, is treated as the accounting acquiree for financial reporting purposes and Legacy Cardio, which is the legal acquiree, is treated as the accounting acquirer. Accordingly, the consolidated assets, liabilities and results of operations of Legacy Cardio have become the historical financial statements of the Combined Company, and MANA’s assets, liabilities and results of operations have been consolidated with Legacy Cardio’s beginning on the acquisition date. For accounting purposes, the financial statements of the Combined Company represent a continuation of the financial statements of Legacy Cardio with the Merger being treated as the equivalent of Legacy Cardio issuing stock for the net assets of MANA, accompanied by a recapitalization. The net assets of MANA are stated at historical costs and no goodwill or other intangible assets have been recorded. Operations prior to the Merger will be presented as those of Cardio in future reports of the Combined Company.

Legacy Cardio was determined to be the accounting acquirer presented based on evaluation of the following facts and circumstances:

•	Legacy Cardio stockholders comprise a majority of approximately 80% of the voting power of the Combined Company on a fully-diluted basis;
•	Legacy Cardio had the ability to nominate a majority of the members of the board of directors of the Combined Company;
•	Legacy Cardio’s operations prior to the acquisition comprise the only ongoing operations of Combined Company;
•	Legacy Cardio’s senior management comprise the senior management of Combined Company;
•	The Combined Company has assumed the Cardio name;
•	The ongoing operations of Legacy Cardio have become the operations of the Combined Company; and
•	Legacy Cardio’s headquarters have become the Combined Company’s headquarters.

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Assumptions and estimates underlying the unaudited pro forma adjustments set forth in the unaudited pro forma condensed combined financial statements are described in the accompanying notes. The unaudited pro forma condensed combined financial statements have been presented for illustrative purposes only and are not necessarily indicative of the operating results and financial position that would have been achieved had the Merger occurred on the dates indicated. Further, the unaudited pro forma condensed combined financial statements do not purport to project the future operating results or financial position of the Combined Company following the completion of the Merger. The unaudited pro forma adjustments represent management’s estimates based on information available as of the dates of these unaudited pro forma condensed combined financial statements and are subject to change as additional information becomes available and analyses are performed.

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UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2022

	MANA SPAC	Cardio Diagnostics Inc.	Transaction Adjustments		Proforma Combined
	(as reported)	(as reported)	(Maximum Redemption)		(Maximum Redemption)

Current Assets
Cash and cash equivalents	$45,587	$9,660,026			$9,705,613
Deposits for acquisition		137,466			137,466
Prepaid expenses and other current assets	140,532	108,928			249,460
Total current assets	$186,119	$9,906,420	$—		$10,092,539

Long-term assets
Investments held in Trust Account	65,010,733		(65,010,733)	(A)	—
Intangible assets, net	—	45,333			45,333
Deposits	—	4,950			4,950
Patent costs	—	283,760			283,760
Total assets	$65,196,852	$10,240,463	($65,010,733)		$10,426,582

Liabilities and Stockholders' Equity
Accounts payable and accrued expenses	$5,000	$537,680			$542,680
Franchise tax liability	224,434				224,434
Total Liabilities	$229,434	$537,680	$—		$767,114

Commitments and Contingencies
Common sock subject to possible redemption
6,500,000 shares at conversion value of $10.10 per share	65,000,000		(65,000,000)	(A)	—
					—
Stockholder's equity					—
Preferred stock $.00001 par value, 100,000,000 authorized; none issued and outstanding					—
Common stock $0.00001 par value, 300,000,000 shares 1,625,000 issued and outstanding as of June 30, 2022 and December 31, 2021 (excluding 6,500,000 shares subject to possible redemption)	16				133
Common stock $0.0001 par value, 2,300,000 shares authorized and 1,900,918 and 1,232,315 shares issued and outstanding as of June 30, 2022 and December 31, 2021, respectively		190	(190)	(C)
			108	(D)
					—
			9	(E)
APIC	827,553	12,265,208	(108)	(D)	12,221,950
			190	(C)
			(10,733)	(A)
			(860,151)	(B)
			(9)	(E)
Stock subscriptions receivable		(100,001)			(100,001)
Accumulated deficit	(860,151)	(2,462,614)	860,151	(B)	(2,462,614)
Total stockholders' equity	(32,582)	9,702,783	(10,733)		9,659,468

Total liabilities and stockholders' equity	$65,196,852	$10,240,463	($65,010,733)		$10,426,582

See accompanying notes to the unaudited pro forma condensed consolidated financial information.

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UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS SIX MONTHS ENDED JUNE 30, 2022

	MANA SPAC	Cardio Diagnostics Inc.	Transaction Adjustments	Proforma Combined
	(as reported)	(as reported)	(Maximum Redemption)	(Maximum Redemption)

Revenue	$—	$—	$—	$—

Operating expenses
Operating costs	625,671			625,671
Franchise	100,000			100,000
Sales and Marketing		49,204		49,204
Research and development		6,171		6,171
General and administrative expenses	—	956,144	—	956,144
Amortization	—	8,000		8,000

Total operating expenses	$725,671	$1,019,519	$—	$1,745,190

Income (Loss) from operations	$(725,671)	$(1,019,519)	$—	$(1,745,190)

Other income (expenses)
Acquisition related expense		(112,534)
Interest income	107	—	—	107
Investment income on investment held in trust Account	10,250	—	—	10,250

Total other income (expenses)	$10,357	$(112,534)	$—	$10,357

Net income (loss) from operations before provision for income tax	$(715,314)	$(1,132,053)	$—	$—

Provision for Income tax		$—	$—	$—

Net loss from operations	$(715,314)	$(1,132,053)	$—	$—

Basic and fully diluted loss per common share:
Basic and diluted weighted average shares outstanding, common stock subject to possible redemption	$6,500,000	$—	$—	$—
Net loss per common share	(0.09)	(0.80)		(0.26)
Net income (loss) per common share	(0.09)	$(0.80)	(aa)	$(0.26)	(aa)

Weighted average common shares outstanding	1,625,000	1,408,924		6,771,400

See accompanying notes to the unaudited pro forma condensed consolidated financial information.

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UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2021

	MANA SPAC	Cardio Diagnostics Inc.	Transaction Adjustments	Proforma Combined
	(as reported)	(as reported)	(Maximum Redemption)	(Maximum Redemption)

Revenue	$—	$901	$—	$901

Operating expenses				—
Formation and operating costs	20,887			20,887
Franchise	124,434			124,434
Sales and Marketing		103,318		103,318
Research and development		31,468		31,468
General and administrative expenses	—	470,563	—	470,563
Amortization	—	16,000		16,000

Total operating expenses	$145,321	$621,349	$—	$766,670

Income (Loss) from operations	$(145,321)	$(620,448)	$—	$(765,769)

Other income (expenses)				—
Interest income	—	—	—	—
Investment income on investment held in trust Account	484	—	—	484

Total other income (expenses)	$484	$—	$—	$484

Net income (loss) from operations before provision for income tax	$(144,837)	$(620,448)	$—	$(735,285)

Provision for Income tax		$—	$—	$—

Net loss from operations	$(144,837)	$(620,448)	$—	$(765,285)

Basic and fully diluted loss per common share:
Basic and diluted weighted average shares outstanding,	$1,001,427	$—		$—
common stock subject to possible redemption
Net loss per common share	(0.14)	(0.53)		(0.08)
Net income (loss) per common share	(0.09)	$(0.53)	(aa)	(0.08)	(aa)

Weighted average common shares outstanding	1,560,288	1,163,222		9,625,001

See accompanying notes to the unaudited pro forma condensed consolidated financial information.

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NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1.	Basis of Presentation

The Business Combination is accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, MANA, which is the legal acquirer, has been treated as the accounting acquiree for financial reporting purposes and Legacy Cardio, which is the legal acquiree, has been treated as the accounting acquirer.

The unaudited pro forma condensed combined financial statements are prepared in accordance with Article 11 of SEC Regulation S-X, as amended January 1, 2021. The historical financial information of MANA and Legacy Cardio is presented in accordance with U.S. GAAP. Management has made significant estimates and assumptions in its determination of the pro forma adjustments. The unaudited pro forma adjustments represent management’s estimates based on information available as of the dates of these unaudited pro forma condensed combined financial statements and are subject to change as additional information becomes available and analyses are performed. The unaudited pro forma condensed combined financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings or cost savings that may be associated with the Business Combination.

The pro forma adjustments reflecting the completion of the Business Combination and related transactions are based on currently available information and assumptions and methodologies that management believes are reasonable under the circumstances. The unaudited condensed pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available. Therefore, it is possible that the actual adjustments will differ from the pro forma adjustments and that the difference may be material. Management believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Business Combination and related transactions based on information available at the current time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial information is not necessarily indicative of what the actual results of operations and financial position would have been had the Business Combination and related transactions taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the Combined Company. They should be read in conjunction with the historical financial statements and notes thereto of MANA and Legacy Cardio.

2.	Notes to Unaudited Pro Forma Condensed Combined Balance Sheet and Statement of Operations

Transaction Accounting Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2022

(A)	Reflects the Closing Redemption, of 6,465,452 shares of Combined Company common stock for $65,310,892 million, allocated to the Combined Company common stock and additional paid-in-capital using par value of $0.00001 per share at the redemption price of approximately $10.10 per share.
(B)	Reflects the elimination of MANA’s historical retained losses of $860,150 with a corresponding adjustment to additional paid-in capital for the Combined Company in connection with the reverse recapitalization at the closing.

(C)	Reflect the cancellation of Legacy Cardio equity holders 1.9 million shares of Common Stock issued and outstanding immediately prior to the merger.

(D)	Represents issuance of 10,847,531 shares of Combined Company Common Stock to existing Cardio equity holders.

(E)	Represents the issuance of 928,571 shares of Parent Common Stock to Mana conversion rights holders

Adjustments and Assumptions to the Unaudited Pro Forma Condensed Combined Statement of Operations

The adjustments included in the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2022, and for the year ended December 31, 2021, and are related to the Merger:

(aa) Pro forma basic earnings per share is computed by dividing the net income (loss) available to common shareholders by the weighted-average shares of Common stock outstanding during the period.

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